Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	2Q'21 vs. 2Q'20		Jun 30, 2021	Jun 30, 2020	YTD'21 vs. YTD'20
EARNINGS
Net interest income	$3,312	$3,439	$3,659	$3,457	$3,396	$(84)	(2.5)%	$6,751	$7,286	$(535)	(7.3)%
Retailer share arrangements	(1,006)	(989)	(1,047)	(899)	(773)	(233)	30.1%	(1,995)	(1,699)	(296)	17.4%
Provision for credit losses	(194)	334	750	1,210	1,673	(1,867)	(111.6)%	140	3,350	(3,210)	(95.8)%
Net interest income, after retailer share arrangements and provision for credit losses	2,500	2,116	1,862	1,348	950	1,550	163.2%	4,616	2,237	2,379	106.3%
Other income	89	131	82	131	95	(6)	(6.3)%	220	192	28	14.6%
Other expense	948	932	1,000	1,067	986	(38)	(3.9)%	1,880	1,988	(108)	(5.4)%
Earnings before provision for income taxes	1,641	1,315	944	412	59	1,582	NM	2,956	441	2,515	NM
Provision for income taxes	399	290	206	99	11	388	NM	689	107	582	NM
Net earnings	$1,242	$1,025	$738	$313	$48	$1,194	NM	$2,267	$334	$1,933	NM
Net earnings available to common stockholders	$1,232	$1,014	$728	$303	$37	$1,195	NM	$2,246	$312	$1,934	NM

COMMON SHARE STATISTICS
Basic EPS	$2.13	$1.74	$1.25	$0.52	$0.06	$2.07	NM	$3.87	$0.52	$3.35	NM
Diluted EPS	$2.12	$1.73	$1.24	$0.52	$0.06	$2.06	NM	$3.84	$0.52	$3.32	NM
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.44	$0.44	$—	—%
Common stock price	$48.52	$40.66	$34.71	$26.17	$22.16	$26.36	119.0%	$48.52	$22.16	$26.36	119.0%
Book value per share	$23.48	$21.86	$20.49	$19.47	$19.13	$4.35	22.7%	$23.48	$19.13	$4.35	22.7%
Tangible common equity per share(1)	$19.64	$17.95	$16.72	$15.75	$15.28	$4.36	28.5%	$19.64	$15.28	$4.36	28.5%

Beginning common shares outstanding	581.1	584.0	583.8	583.7	583.2	(2.1)	(0.4)%	584.0	615.9	(31.9)	(5.2)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	1.0	2.2	0.2	0.1	0.5	0.5	100.0%	3.2	1.4	1.8	128.6%
Shares repurchased	(8.7)	(5.1)	—	—	—	(8.7)	NM	(13.8)	(33.6)	19.8	(58.9)%
Ending common shares outstanding	573.4	581.1	584.0	583.8	583.7	(10.3)	(1.8)%	573.4	583.7	(10.3)	(1.8)%

Weighted average common shares outstanding	577.2	583.3	583.9	583.8	583.7	(6.5)	(1.1)%	580.2	594.3	(14.1)	(2.4)%
Weighted average common shares outstanding (fully diluted)	581.7	587.5	586.6	584.8	584.4	(2.7)	(0.5)%	584.6	595.9	(11.3)	(1.9)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	2Q'21 vs. 2Q'20		Jun 30, 2021	Jun 30, 2020	YTD'21 vs. YTD'20
PERFORMANCE METRICS
Return on assets(1)	5.3%	4.3%	3.1%	1.3%	0.2%		5.1%	4.8%	0.7%		4.1%
Return on equity(2)	36.5%	31.8%	23.6%	10.3%	1.6%		34.9%	34.2%	5.4%		28.8%
Return on tangible common equity(3)	46.3%	40.8%	30.4%	13.1%	1.6%		44.7%	43.6%	6.7%		36.9%
Net interest margin(4)	13.78%	13.98%	14.64%	13.80%	13.53%		0.25%	13.88%	14.35%		(0.47)%
Efficiency ratio(5)	39.6%	36.1%	37.1%	39.7%	36.3%		3.3%	37.8%	34.4%		3.4%
Other expense as a % of average loan receivables, including held for sale	4.95%	4.82%	5.01%	5.44%	5.04%		(0.09)%	4.89%	4.90%		(0.01)%
Effective income tax rate	24.3%	22.1%	21.8%	24.0%	18.6%		5.7%	23.3%	24.3%		(1.0)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	3.57%	3.62%	3.16%	4.42%	5.35%		(1.78)%	3.59%	5.35%		(1.76)%
30+ days past due as a % of period-end loan receivables(6)	2.11%	2.83%	3.07%	2.67%	3.13%		(1.02)%	2.11%	3.13%		(1.02)%
90+ days past due as a % of period-end loan receivables(6)	1.00%	1.52%	1.40%	1.24%	1.77%		(0.77)%	1.00%	1.77%		(0.77)%
Net charge-offs	$684	$699	$631	$866	$1,046	$(362)	(34.6)%	$1,383	$2,171	$(788)	(36.3)%
Loan receivables delinquent over 30 days(6)	$1,653	$2,175	$2,514	$2,100	$2,453	$(800)	(32.6)%	$1,653	$2,453	$(800)	(32.6)%
Loan receivables delinquent over 90 days(6)	$784	$1,170	$1,143	$973	$1,384	$(600)	(43.4)%	$784	$1,384	$(600)	(43.4)%

Allowance for credit losses (period-end)	$9,023	$9,901	$10,265	$10,146	$9,802	$(779)	(7.9)%	$9,023	$9,802	$(779)	(7.9)%
Allowance coverage ratio(7)	11.51%	12.88%	12.54%	12.92%	12.52%		(1.01)%	11.51%	12.52%		(1.01)%

BUSINESS METRICS
Purchase volume(8)(9)	$42,121	$34,749	$39,874	$36,013	$31,155	$10,966	35.2%	$76,870	$63,197	$13,673	21.6%
Period-end loan receivables	$78,374	$76,858	$81,867	$78,521	$78,313	$61	0.1%	$78,374	$78,313	$61	0.1%
Credit cards	$74,429	$73,244	$78,455	$75,204	$75,353	$(924)	(1.2)%	$74,429	$75,353	$(924)	(1.2)%
Consumer installment loans	$2,507	$2,319	$2,125	$1,987	$1,779	$728	40.9%	$2,507	$1,779	$728	40.9%
Commercial credit products	$1,379	$1,248	$1,250	$1,270	$1,140	$239	21.0%	$1,379	$1,140	$239	21.0%
Other	$59	$47	$37	$60	$41	$18	43.9%	$59	$41	$18	43.9%
Average loan receivables, including held for sale	$76,821	$78,358	$79,452	$78,005	$78,697	$(1,876)	(2.4)%	$77,585	$81,563	$(3,978)	(4.9)%
Period-end active accounts (in thousands)(9)(10)	66,892	65,219	68,540	64,800	63,430	3,462	5.5%	66,892	63,430	3,462	5.5%
Average active accounts (in thousands)(9)(10)	65,810	66,280	66,261	64,270	64,836	974	1.5%	66,163	68,401	(2,238)	(3.3)%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,117	$16,620	$11,524	$13,552	$16,344	$(5,227)	(32.0)%	$11,117	$16,344	$(5,227)	(32.0)%
Total liquid assets	$16,297	$22,636	$18,321	$21,402	$22,352	$(6,055)	(27.1)%	$16,297	$22,352	$(6,055)	(27.1)%
Undrawn credit facilities
Undrawn credit facilities	$4,900	$5,400	$5,400	$5,400	$5,650	$(750)	(13.3)%	$4,900	$5,650	$(750)	(13.3)%
Total liquid assets and undrawn credit facilities	$21,197	$28,036	$23,721	$26,802	$28,002	$(6,805)	(24.3)%	$21,197	$28,002	$(6,805)	(24.3)%
Liquid assets % of total assets	17.71%	23.62%	19.09%	22.37%	23.15%		(5.44)%	17.71%	23.15%		(5.44)%
Liquid assets including undrawn credit facilities % of total assets	23.04%	29.25%	24.72%	28.02%	29.00%		(5.96)%	23.04%	29.00%		(5.96)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	2Q'21 vs. 2Q'20		Jun 30, 2021	Jun 30, 2020	YTD'21 vs. YTD'20
Interest income:
Interest and fees on loans	$3,567	$3,732	$3,981	$3,821	$3,808	$(241)	(6.3)%	$7,299	$8,148	$(849)	(10.4)%
Interest on cash and debt securities	11	10	12	16	22	(11)	(50.0)%	21	89	(68)	(76.4)%
Total interest income	3,578	3,742	3,993	3,837	3,830	(252)	(6.6)%	7,320	8,237	(917)	(11.1)%

Interest expense:
Interest on deposits	146	170	200	245	293	(147)	(50.2)%	316	649	(333)	(51.3)%
Interest on borrowings of consolidated securitization entities	44	51	52	53	59	(15)	(25.4)%	95	132	(37)	(28.0)%
Interest on senior unsecured notes	76	82	82	82	82	(6)	(7.3)%	158	170	(12)	(7.1)%
Total interest expense	266	303	334	380	434	(168)	(38.7)%	569	951	(382)	(40.2)%

Net interest income	3,312	3,439	3,659	3,457	3,396	(84)	(2.5)%	6,751	7,286	(535)	(7.3)%

Retailer share arrangements	(1,006)	(989)	(1,047)	(899)	(773)	(233)	30.1%	(1,995)	(1,699)	(296)	17.4%
Provision for credit losses	(194)	334	750	1,210	1,673	(1,867)	(111.6)%	140	3,350	(3,210)	(95.8)%
Net interest income, after retailer share arrangements and provision for credit losses	2,500	2,116	1,862	1,348	950	1,550	163.2%	4,616	2,237	2,379	106.3%

Other income:
Interchange revenue	223	171	185	172	134	89	66.4%	394	295	99	33.6%
Debt cancellation fees	66	69	72	68	69	(3)	(4.3)%	135	138	(3)	(2.2)%
Loyalty programs	(247)	(179)	(202)	(155)	(134)	(113)	84.3%	(426)	(292)	(134)	45.9%
Other	47	70	27	46	26	21	80.8%	117	51	66	129.4%
Total other income	89	131	82	131	95	(6)	(6.3)%	220	192	28	14.6%

Other expense:
Employee costs	359	364	347	382	327	32	9.8%	723	651	72	11.1%
Professional fees	189	190	186	187	189	—	—%	379	386	(7)	(1.8)%
Marketing and business development	114	95	139	107	91	23	25.3%	209	202	7	3.5%
Information processing	137	131	128	125	116	21	18.1%	268	239	29	12.1%
Other	149	152	200	266	263	(114)	(43.3)%	301	510	(209)	(41.0)%
Total other expense	948	932	1,000	1,067	986	(38)	(3.9)%	1,880	1,988	(108)	(5.4)%

Earnings before provision for income taxes	1,641	1,315	944	412	59	1,582	NM	2,956	441	2,515	NM
Provision for income taxes	399	290	206	99	11	388	NM	689	107	582	NM
Net earnings	$1,242	$1,025	$738	$313	$48	$1,194	NM	$2,267	$334	$1,933	NM

Net earnings available to common stockholders	$1,232	$1,014	$728	$303	$37	$1,195	NM	$2,246	$312	$1,934	NM

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020
Assets
Cash and equivalents	$11,117	$16,620	$11,524	$13,552	$16,344	$(5,227)	(32.0)%
Debt securities	5,728	6,550	7,469	8,432	6,623	(895)	(13.5)%
Loan receivables:
Unsecuritized loans held for investment	55,994	53,823	56,472	52,613	52,629	3,365	6.4%
Restricted loans of consolidated securitization entities	22,380	23,035	25,395	25,908	25,684	(3,304)	(12.9)%
Total loan receivables	78,374	76,858	81,867	78,521	78,313	61	0.1%
Less: Allowance for credit losses	(9,023)	(9,901)	(10,265)	(10,146)	(9,802)	779	(7.9)%
Loan receivables, net	69,351	66,957	71,602	68,375	68,511	840	1.2%
Loan receivables held for sale	—	23	5	4	4	(4)	(100.0)%
Goodwill	1,105	1,104	1,078	1,078	1,078	27	2.5%
Intangible assets, net	1,098	1,169	1,125	1,091	1,166	(68)	(5.8)%
Other assets	3,618	3,431	3,145	3,126	2,818	800	28.4%
Total assets	$92,017	$95,854	$95,948	$95,658	$96,544	$(4,527)	(4.7)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$59,500	$62,419	$62,469	$63,195	$63,857	$(4,357)	(6.8)%
Non-interest-bearing deposit accounts	341	342	313	298	291	50	17.2%
Total deposits	59,841	62,761	62,782	63,493	64,148	(4,307)	(6.7)%
Borrowings:
Borrowings of consolidated securitization entities	6,987	7,193	7,810	7,809	8,109	(1,122)	(13.8)%
Senior unsecured notes	6,470	7,967	7,965	7,962	7,960	(1,490)	(18.7)%
Total borrowings	13,457	15,160	15,775	15,771	16,069	(2,612)	(16.3)%
Accrued expenses and other liabilities	4,522	4,494	4,690	4,295	4,428	94	2.1%
Total liabilities	77,820	82,415	83,247	83,559	84,645	(6,825)	(8.1)%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,620	9,592	9,570	9,552	9,532	88	0.9%
Retained earnings	12,560	11,470	10,621	10,024	9,852	2,708	27.5%
Accumulated other comprehensive income (loss)	(56)	(56)	(51)	(31)	(37)	(19)	51.4%
Treasury stock	(8,662)	(8,302)	(8,174)	(8,181)	(8,183)	(479)	5.9%
Total equity	14,197	13,439	12,701	12,099	11,899	2,298	19.3%
Total liabilities and equity	$92,017	$95,854	$95,948	$95,658	$96,544	$(4,527)	(4.7)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2021			Mar 31, 2021			Dec 31, 2020			Sep 30, 2020			Jun 30, 2020
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,584	$4	0.12%	$14,610	$4	0.11%	$11,244	$4	0.14%	$13,664	$4	0.12%	$15,413	$3	0.08%
Securities available for sale	5,988	7	0.47%	6,772	6	0.36%	8,706	8	0.37%	7,984	12	0.60%	6,804	19	1.12%

Loan receivables, including held for sale:
Credit cards	72,989	3,484	19.15%	74,865	3,657	19.81%	76,039	3,908	20.45%	74,798	3,752	19.96%	75,942	3,740	19.81%
Consumer installment loans	2,417	59	9.79%	2,219	53	9.69%	2,057	50	9.67%	1,892	46	9.67%	1,546	37	9.63%
Commercial credit products	1,363	23	6.77%	1,231	21	6.92%	1,293	23	7.08%	1,238	22	7.07%	1,150	30	10.49%
Other	52	1	NM	43	1	NM	63	—	—%	77	1	NM	59	1	NM
Total loan receivables, including held for sale	76,821	3,567	18.62%	78,358	3,732	19.32%	79,452	3,981	19.93%	78,005	3,821	19.49%	78,697	3,808	19.46%
Total interest-earning assets	96,393	3,578	14.89%	99,740	3,742	15.22%	99,402	3,993	15.98%	99,653	3,837	15.32%	100,914	3,830	15.26%

Non-interest-earning assets:
Cash and due from banks	1,559			1,635			1,525			1,489			1,486
Allowance for credit losses	(9,801)			(10,225)			(10,190)			(9,823)			(9,221)
Other assets	5,238			5,305			5,228			5,021			4,779
Total non-interest-earning assets	(3,004)			(3,285)			(3,437)			(3,313)			(2,956)

Total assets	$93,389			$96,455			$95,965			$96,340			$97,958

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$60,761	$146	0.96%	$62,724	$170	1.10%	$62,800	$200	1.27%	$63,569	$245	1.53%	$64,298	$293	1.83%
Borrowings of consolidated securitization entities	7,149	44	2.47%	7,694	51	2.69%	7,809	52	2.65%	8,057	53	2.62%	8,863	59	2.68%
Senior unsecured notes	7,276	76	4.19%	7,965	82	4.18%	7,963	82	4.10%	7,960	82	4.10%	7,958	82	4.14%

Total interest-bearing liabilities	75,186	266	1.42%	78,383	303	1.57%	78,572	334	1.69%	79,586	380	1.90%	81,119	434	2.15%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	349			346			308			307			309
Other liabilities	4,199			4,655			4,663			4,308			4,349
Total non-interest-bearing liabilities	4,548			5,001			4,971			4,615			4,658

Total liabilities	79,734			83,384			83,543			84,201			85,777

Equity
Total equity	13,655			13,071			12,422			12,139			12,181

Total liabilities and equity	$93,389			$96,455			$95,965			$96,340			$97,958
Net interest income		$3,312			$3,439			$3,659			$3,457			$3,396

Interest rate spread(1)			13.47%			13.65%			14.29%			13.42%			13.11%
Net interest margin(2)			13.78%			13.98%			14.64%			13.80%			13.53%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2021			Six Months Ended Jun 30, 2020
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$14,094	$8	0.11%	$14,158	$45	0.64%
Securities available for sale	6,378	13	0.41%	6,379	44	1.39%

Loan receivables, including held for sale:
Credit cards	73,921	7,141	19.48%	78,830	8,012	20.44%
Consumer installment loans	2,319	112	9.74%	1,489	72	9.72%
Commercial credit products	1,297	44	6.84%	1,196	63	10.59%
Other	48	2	8.40%	48	1	4.19%
Total loan receivables, including held for sale	77,585	7,299	18.97%	81,563	8,148	20.09%
Total interest-earning assets	98,057	7,320	15.05%	102,100	8,237	16.22%

Non-interest-earning assets:
Cash and due from banks	1,597			1,468
Allowance for loan losses	(10,012)			(8,965)
Other assets	5,272			4,737
Total non-interest-earning assets	(3,143)			(2,760)

Total assets	$94,914			$99,340

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$61,737	$316	1.03%	$64,332	$649	2.03%
Borrowings of consolidated securitization entities	7,420	95	2.58%	9,425	132	2.82%
Senior unsecured notes	7,619	158	4.18%	8,382	170	4.08%
Total interest-bearing liabilities	76,776	569	1.49%	82,139	951	2.33%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	348			304
Other liabilities	4,425			4,511
Total non-interest-bearing liabilities	4,773			4,815

Total liabilities	81,549			86,954

Equity
Total equity	13,365			12,386

Total liabilities and equity	$94,914			$99,340
Net interest income		$6,751			$7,286

Interest rate spread(1)			13.56%			13.89%
Net interest margin(2)			13.88%			14.35%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020
BALANCE SHEET STATISTICS
Total common equity	$13,463	$12,705	$11,967	$11,365	$11,165	$2,298	20.6%
Total common equity as a % of total assets	14.63%	13.25%	12.47%	11.88%	11.56%		3.07%

Tangible assets	$89,814	$93,581	$93,745	$93,489	$94,300	$(4,486)	(4.8)%
Tangible common equity(1)	$11,260	$10,432	$9,764	$9,196	$8,921	$2,339	26.2%
Tangible common equity as a % of tangible assets(1)	12.54%	11.15%	10.42%	9.84%	9.46%		3.08%
Tangible common equity per share(1)	$19.64	$17.95	$16.72	$15.75	$15.28	$4.36	28.5%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	20.1%	19.7%	18.1%	18.1%	17.6%
Tier 1 risk-based capital ratio(5)	18.7%	18.3%	16.8%	16.7%	16.3%
Tier 1 leverage ratio(6)	15.6%	14.5%	14.0%	13.3%	12.7%
Common equity Tier 1 capital ratio	17.8%	17.4%	15.9%	15.8%	15.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at June 30, 2021 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	2Q'21 vs. 2Q'20		Jun 30, 2021	Jun 30, 2020	YTD'21 vs. YTD'20
HOME & AUTO
Purchase volume(1)	$12,209	$9,915	$10,327	$10,653	$9,729	$2,480	25.5%	$22,124	$18,833	$3,291	17.5%
Period-end loan receivables	$26,111	$25,456	$26,494	$26,202	$25,875	$236	0.9%	$26,111	$25,875	$236	0.9%
Average loan receivables, including held for sale	$25,624	$25,785	$26,214	$25,908	$25,792	$(168)	(0.7)%	$25,704	$26,396	$(692)	(2.6)%
Average active accounts (in thousands)(3)	17,958	17,808	18,119	18,127	18,213	(255)	(1.4)%	17,906	18,465	(559)	(3.0)%

Interest and fees on loans	$1,014	$1,059	$1,147	$1,114	$1,079	$(65)	(6.0)%	$2,073	$2,250	$(177)	(7.9)%
Other income	$15	$15	$12	$14	$20	$(5)	(25.0)%	$30	$32	$(2)	(6.3)%

DIGITAL
Purchase volume(1)	$10,930	$9,340	$11,005	$9,038	$8,439	$2,491	29.5%	$20,270	$15,833	$4,437	28.0%
Period-end loan receivables	$19,233	$18,907	$20,427	$18,922	$18,945	$288	1.5%	$19,233	$18,945	$288	1.5%
Average loan receivables, including held for sale	$18,783	$19,437	$19,392	$18,807	$19,062	$(279)	(1.5)%	$19,108	$19,408	$(300)	(1.5)%
Average active accounts (in thousands)(3)	17,258	17,318	16,898	16,440	16,414	844	5.1%	17,298	16,462	836	5.1%

Interest and fees on loans	$891	$903	$976	$915	$913	$(22)	(2.4)%	$1,794	$1,910	$(116)	(6.1)%
Other income	$(28)	$(12)	$(26)	$(16)	$(8)	$(20)	250.0%	$(40)	$(12)	$(28)	233.3%

DIVERSIFIED & VALUE
Purchase volume(1)	$11,618	$9,220	$11,267	$9,634	$7,683	$3,935	51.2%	$20,838	$17,084	$3,754	22.0%
Period-end loan receivables	$14,357	$14,217	$15,761	$14,825	$15,177	$(820)	(5.4)%	$14,357	$15,177	$(820)	(5.4)%
Average loan receivables, including held for sale	$14,101	$14,574	$15,024	$14,919	$15,425	$(1,324)	(8.6)%	$14,336	$16,485	$(2,149)	(13.0)%
Average active accounts (in thousands)(3)	17,301	17,457	17,324	16,307	16,626	675	4.1%	17,446	18,806	(1,360)	(7.2)%

Interest and fees on loans	$729	$789	$822	$809	$849	$(120)	(14.1)%	$1,518	$1,897	$(379)	(20.0)%
Other income	$(2)	$5	$20	$38	$17	$(19)	(111.8)%	$3	$32	$(29)	(90.6)%

HEALTH & WELLNESS
Purchase volume(1)	$2,988	$2,648	$2,676	$2,738	$1,952	$1,036	53.1%	$5,636	$4,611	$1,025	22.2%
Period-end loan receivables	$9,515	$9,317	$9,580	$9,368	$9,222	$293	3.2%	$9,515	$9,222	$293	3.2%
Average loan receivables, including held for sale	$9,334	$9,442	$9,476	$9,245	$9,387	$(53)	(0.6)%	$9,387	$9,823	$(436)	(4.4)%
Average active accounts (in thousands)(3)	5,585	5,706	5,724	5,708	5,966	(381)	(6.4)%	5,642	6,153	(511)	(8.3)%

Interest and fees on loans	$523	$558	$589	$552	$535	$(12)	(2.2)%	$1,081	$1,132	$(51)	(4.5)%
Other income	$36	$40	$27	$32	$23	$13	56.5%	$76	$48	$28	58.3%

LIFESTYLE
Purchase volume(1)	$1,405	$1,154	$1,383	$1,267	$1,286	$119	9.3%	$2,559	$2,283	$276	12.1%
Period-end loan receivables	$5,158	$4,988	$5,098	$4,842	$4,718	$440	9.3%	$5,158	$4,718	$440	9.3%
Average loan receivables, including held for sale	$5,050	$5,003	$4,920	$4,771	$4,551	$499	11.0%	$5,027	$4,607	$420	9.1%
Average active accounts (in thousands)(3)	2,442	2,573	2,536	2,404	2,462	(20)	(0.8)%	2,510	2,634	(124)	(4.7)%

Interest and fees on loans	$182	$181	$187	$180	$172	$10	5.8%	$363	$367	$(4)	(1.1)%
Other income	$6	$5	$6	$5	$4	$2	50.0%	$11	$9	$2	22.2%

CORP, OTHER(4)
Purchase volume(1)(2)	$2,971	$2,472	$3,216	$2,683	$2,066	$905	43.8%	$5,443	$4,553	$890	19.5%
Period-end loan receivables	$4,000	$3,973	$4,507	$4,362	$4,376	$(376)	(8.6)%	$4,000	$4,376	$(376)	(8.6)%
Average loan receivables, including held for sale	$3,929	$4,117	$4,426	$4,355	$4,480	$(551)	(12.3)%	$4,023	$4,844	$(821)	(16.9)%
Average active accounts (in thousands)(2)(3)	5,266	5,418	5,660	5,284	5,155	111	2.2%	5,361	5,881	(520)	(8.8)%

Interest and fees on loans	$228	$242	$260	$251	$260	$(32)	(12.3)%	$470	$592	$(122)	(20.6)%
Other income	$62	$78	$43	$58	$39	$23	59.0%	$140	$83	$57	68.7%

TOTAL SYF
Purchase volume(1)(2)	$42,121	$34,749	$39,874	$36,013	$31,155	$10,966	35.2%	$76,870	$63,197	$13,673	21.6%
Period-end loan receivables	$78,374	$76,858	$81,867	$78,521	$78,313	$61	0.1%	$78,374	$78,313	$61	0.1%
Average loan receivables, including held for sale	$76,821	$78,358	$79,452	$78,005	$78,697	$(1,876)	(2.4)%	$77,585	$81,563	$(3,978)	(4.9)%
Average active accounts (in thousands)(2)(3)	65,810	66,280	66,261	64,270	64,836	974	1.5%	66,163	68,401	(2,238)	(3.3)%

Interest and fees on loans	$3,567	$3,732	$3,981	$3,821	$3,808	$(241)	(6.3)%	$7,299	$8,148	$(849)	(10.4)%
Other income	$89	$131	$82	$131	$95	$(6)	(6.3)%	$220	$192	$28	14.6%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with our program agreement with GAP Inc. which is scheduled to expire in April 2022.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$14,197	$13,439	$12,701	$12,099	$11,899
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,104)	(1,078)	(1,078)	(1,078)
Less: Intangible assets, net	(1,098)	(1,169)	(1,125)	(1,091)	(1,166)
Tangible common equity	$11,260	$10,432	$9,764	$9,196	$8,921
Add: CECL transition amount	2,376	2,595	2,686	2,656	2,570

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	301	354	341	305	302
Common equity Tier 1	$13,937	$13,381	$12,791	$12,157	$11,793
Preferred stock	734	734	734	734	734
Tier 1 capital	$14,671	$14,115	$13,525	$12,891	$12,527

Add: Allowance for credit losses includible in risk-based capital	1,039	1,031	1,079	1,034	1,031
Total Risk-based capital	$15,710	$15,146	$14,604	$13,925	$13,558

ASSET MEASURES(2)
Total average assets	$93,389	$96,455	$95,965	$96,340	$97,958
Adjustments for:
Add: CECL transition amount	2,376	2,595	2,686	2,656	2,570
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,965)	(1,987)	(1,924)	(1,906)	(1,980)
Total assets for leverage purposes	$93,800	$97,063	$96,727	$97,090	$98,548

Risk-weighted assets	$78,281	$76,965	$80,561	$76,990	$77,048

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,671	$14,115	$13,525	$12,891	$12,527
Less: CECL transition adjustment	(2,376)	(2,595)	(2,686)	(2,656)	(2,570)
Tier 1 capital (CECL fully phased-in)	$12,295	$11,520	$10,839	$10,235	$9,957
Add: Allowance for credit losses	9,023	9,901	10,265	10,146	9,802
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$21,318	$21,421	$21,104	$20,381	$19,759

Risk-weighted assets	$78,281	$76,965	$80,561	$76,990	$77,048
Less: CECL transition adjustment	(2,166)	(2,386)	(2,477)	(2,447)	(2,361)
Risk-weighted assets (CECL fully phased-in)	$76,115	$74,579	$78,084	$74,543	$74,687

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$23.48	$21.86	$20.49	$19.47	$19.13
Less: Goodwill	(1.93)	(1.90)	(1.85)	(1.85)	(1.85)
Less: Intangible assets, net	(1.91)	(2.01)	(1.92)	(1.87)	(2.00)
Tangible common equity per share	$19.64	$17.95	$16.72	$15.75	$15.28

(1) Regulatory measures at June 30, 2021 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.